UNITED STATES
                                 -------------
                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                   --------

                                CURRENT REPORT
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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):     May 14, 2003
                                                       ------------

                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                           1-10738                13-3499319
       --------                           -------                ----------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
of  Incorporation)                                           Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                ANNTAYLOR, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)



       Delaware                           1-11980                51-0297083
       --------                           -------                ----------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
of  Incorporation)                                           Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
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       (c)    Exhibits.

              99.1 Press Release issued by AnnTaylor Stores Corporation on May 14, 2003.


ITEM 9.    INFORMATION FURNISHED UNDER ITEM 12 (RESULTS OF OPERATIONS AND
-------    --------------------------------------------------------------
           FINANCIAL CONDITION).
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      AnnTaylor Stores Corporation issued a Press Release, dated May 14,
2003. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference. In accordance with Release No. 33-8216 issued by the Securities and Exchange Commission, the foregoing information, required to be furnished under Item 12 (Results of Operations and Financial Condition), is being furnished under Item 9 (Regulation FD Disclosure).



                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            ANNTAYLOR STORES CORPORATION
                                            ----------------------------

                                            By:/s/Barbara K. Eisenberg
                                            --------------------------
                                                  Barbara K. Eisenberg
Date:  May 14, 2003                               Senior Vice President,
                                                  General Counsel and Secretary



                                            ANNTAYLOR, INC.
                                            ---------------


                                            By:/s/Barbara K. Eisenberg
                                            --------------------------
                                                  Barbara K. Eisenberg
Date:  May 14, 2003                               Senior Vice President,
                                                  General Counsel and Secretary





                                    Page 2

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


                                 EXHIBIT INDEX
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Exhibit No.                          Description
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   99.1          Press Release issued by AnnTaylor Stores Corporation on May 14,
                 2003.












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